UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Florida Municipal
                                        Bond Fund

Semi-Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Florida Municipal Bond Fund

Portfolio Information as of January 31, 2005

                                                                Percent of Total
Distribution by Market Sector                                      Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ........................................          85.2%
Prerefunded Bonds* .........................................           7.6
General Obligation Bonds ...................................           4.7
Mutual Funds ...............................................           2.5
--------------------------------------------------------------------------------
*     Backed by an escrow fund.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                        Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................              55.2%
AA/Aa ...................................................               5.3
A/A .....................................................               8.7
BBB/Baa .................................................              10.5
NR (Not Rated) ..........................................              17.9
Other* ..................................................               2.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in mutual funds and short-term securities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

A Letter From the President

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                             6-month   12-month
===================================================================================
Equities (Standard & Poor's 500 Index)                            +8.16%    +6.23%
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +3.81     +4.16
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +4.80     +4.86
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +7.85     +9.81
-----------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Trustee


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its broad market benchmark and its Lipper category average for the period as we maintained our focus on increasing yield and protecting net asset value.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields exhibited significant declines over the past six months, even as the Federal Reserve Board (the Fed) continued to raise short-term interest rates. The associated rise in long-term bond prices, which move opposite yields, came as somewhat of a surprise given the generally positive economic environment. Gross domestic product (GDP) in the United States grew at a rate of 4% in the third quarter of 2004 and was recently estimated at a 3.1% rate for the fourth quarter. During all of 2004, real GDP expanded at a rate of 4%, well above the 3% growth rate registered in 2003. Nevertheless, recent improvements in domestic business activity have been offset by inflationary measures remaining in the 1.5% - 2% range. The Fed's measured program of interest rate increases, which brought the federal funds rate to 2.25% by period-end, had limited market impact as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments has helped bolster fixed income bond prices. By the end of January, long-term U.S. Treasury bond yields stood at 4.59%, a decline of 70 basis points (.70%) over the past six months. The 10-year U.S. Treasury note yield was 4.14% at period-end, representing a decline of 45 basis points during the period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility in the municipal market was generally more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 44 basis points over the past six months. According to Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 59 basis points to 4.43% while yields on AAA-rated issues maturing in 10 years declined 47 basis points to 3.48%.

Declining supply trends allowed tax-exempt bond prices to register significant gains over the past six months. During this time, more than $165 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 2% versus the same period a year ago. New-issue municipal volume is expected to be easily manageable in early 2005 and should continue to support the tax-exempt market's favorable technical position.

Finally, long-term tax-exempt bond yield ratios (relative to their taxable counterparts) have remained in the 89% - 96% range, at or above their recent historic average of 85% - 88%. These attractive yield ratios should continue to draw both traditional and non-traditional investors to the municipal market. The positive technical position should allow the municipal market to continue to outperform the taxable market in the coming months.

Describe conditions in the State of Florida.

The overall economic picture remains bright in Florida. Moody's recently increased the state's credit rating from AA2 to AA1, whereas Standard & Poor's and Fitch maintained favorable ratings of AA+ and AA, respectively. The ratings are based on solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states.

This past year's brutal hurricane season had little impact on the state's finances. Florida's continued economic strength is bolstered by robust population growth, which is attributed to its attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover more quickly from the recent sub par economic trends.

Currently, the state's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high healthcare costs facing the state -- roughly $15 billion or 26% in the upcoming budget -- Governor Jeb Bush has proposed a partially private health insurance plan.


4       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.8 billion. Our strategy in purchasing Florida issues has been to favor insured general obligation bonds and their equivalents rather than uninsured bonds. We believe this is a prudent approach, as there is no meaningful yield offered in exchange for the additional risk associated with uninsured bonds.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.11%, +4.99%, +4.84% and +5.26%, respectively, outpacing the +4.80% return of the benchmark Lehman Brothers Municipal Bond Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund also outperformed its comparable Lipper category of Florida Municipal Debt Funds, which had an average return of +4.05% for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) In addition to its favorable total return performance for the period, the Fund's six-month yield exceeded that of its peers.

The Fund's outperformance is primarily attributed to three factors. First, we continued to focus on longer-dated bonds, which have been less affected by interest rate volatility than bonds in the shorter and intermediate maturity ranges where the yield curve is beginning to flatten. By taking advantage of the steepness at the longer end of the municipal yield curve, we have been able to increase the Fund's yield while muting its price volatility. Second, the Fund's performance had been positively influenced in recent months by an overweight position in a select basket of Florida hospitals. Finally, our long-term commitment to an above-average yield has continued to offer an incremental advantage, and ultimately served to boost the Fund's total return performance.

What changes were made to the portfolio during the period?

We maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. In general, we sought to reduce some of our holdings in the 10-year - 15-year maturity range, where we have found limited value. With the proceeds from the sales, we looked to purchase premium-coupon bonds in the 25-year - 30-year maturity range whenever they became available. This proved to be a challenge at times, as new-issue volume in Florida has been on the decline in recent months. New supply of Florida municipal bonds fell 25% during the past six months versus the same period a year ago. In addition, much of the recent new supply was comprised of small issues extending to only 20 years and, therefore, did not offer the characteristics we desired in making new investments for the portfolio. Importantly, we remained fully invested throughout the period in order to augment the portfolio's yield.

How would you characterize the Fund's position at the close of the period?

With the long end of the municipal yield curve still quite steep, our strategy is to continue selling the intermediate part of the curve in favor of bonds in the 25-year - 30-year maturity range.

We expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. We believe the Fed will continue to raise short-term interest rates at a measured pace. In fact, the Fed increased the federal funds rate another 25 basis points shortly after the close of the period on February 2. Under these circumstances, we believe a defensive market posture continues to be the prudent course.

As we have seen, long-term bond yields have been slow to react to the Fed's interest rate hikes. Should long-term interest rates continue to decline, our strategy would be to shift to an even more defensive position to prepare the Fund for relative outperformance when long-term interest rates inevitably head higher.

Robert D. Sneeden
Vice President and Portfolio Manager

February 9, 2005


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005       5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.

Recent Performance Results

                                                        6-Month         12-Month        10-Year       Standardized
As of January 31, 2005                                Total Return    Total Return    Total Return    30-Day Yield
==================================================================================================================
ML Florida Municipal Bond Fund Class A Shares*           +5.11%           +5.61%         +80.18%          4.11%
------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares*           +4.99            +5.18          +73.16           3.87
------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares*           +4.84            +5.08          +71.28           3.78
------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class I Shares*           +5.26            +5.71          +82.15           4.20
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                   +4.80            +4.86          +94.07             --
------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/05                               +5.61%           +1.38%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                             +7.42            +6.54
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                              +6.06            +5.63
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/05                                  +5.18%         +1.18%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                                +6.98          +6.67
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                 +5.64          +5.64
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/05                                  +5.08%         +4.08%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                                +6.88          +6.88
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                                 +5.53          +5.53
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/05                               +5.71%           +1.48%
--------------------------------------------------------------------------------
Five Years Ended 1/31/05                             +7.52            +6.64
--------------------------------------------------------------------------------
Ten Years Ended 1/31/05                              +6.18            +5.75
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005       7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2004 and held through January 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                            Expenses Paid
                                                     Beginning             Ending         During the Period*
                                                   Account Value       Account Value       August 1, 2004 to
                                                   August 1, 2004     January 31, 2005     January 31, 2005
============================================================================================================
Actual
============================================================================================================
Class A                                               $1,000             $1,051.10               $4.58
------------------------------------------------------------------------------------------------------------
Class B                                               $1,000             $1,049.90               $6.68
------------------------------------------------------------------------------------------------------------
Class C                                               $1,000             $1,048.40               $7.19
------------------------------------------------------------------------------------------------------------
Class I                                               $1,000             $1,052.60               $4.06
============================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================
Class A                                               $1,000             $1,020.61               $4.51
------------------------------------------------------------------------------------------------------------
Class B                                               $1,000             $1,018.55               $6.58
------------------------------------------------------------------------------------------------------------
Class C                                               $1,000             $1,018.05               $7.08
------------------------------------------------------------------------------------------------------------
Class I                                               $1,000             $1,021.11               $4.00
------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Class A, 1.30% for Class B, 1.40% for Class C and 0.79% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Schedule of Investments                                           (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                        Value
====================================================================================================================================
Florida--82.6%
------------------------------------------------------------------------------------------------------------------------------------
                          $ 1,095     Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                      (Adventist Health Systems-Sunbelt), 7% due 10/01/2014 (c)                             $  1,405
                          ----------------------------------------------------------------------------------------------------------
                               50     Arbor Greene, Florida, Community Development District, Special Assessment Revenue
                                      Bonds, 6.50% due 5/01/2007                                                                  51
                          ----------------------------------------------------------------------------------------------------------
                            1,265     Ballantrae, Florida, Community Development District, Capital Improvement Revenue
                                      Bonds, 6% due 5/01/2035                                                                  1,286
                          ----------------------------------------------------------------------------------------------------------
                                      Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds (Lakeside
                                      Apartments Project) (d):
                            1,100          6.90% due 8/01/2015                                                                 1,124
                            1,100          7% due 2/01/2025                                                                    1,124
                          ----------------------------------------------------------------------------------------------------------
                              925     Broward County, Florida, Resource Recovery Revenue Refunding Bonds (Wheelabrator
                                      South Broward), Series A, 5.375% due 12/01/2009                                          1,005
                          ----------------------------------------------------------------------------------------------------------
                              550     Capital Trust Agency, Florida, Air Cargo Revenue Bonds, AMT, 6.25% due 1/01/2019           569
                          ----------------------------------------------------------------------------------------------------------
                              775     Celebration Community Development District, Florida (Special Assessment), 6%
                                      due 5/01/2010 (b)                                                                          782
                          ----------------------------------------------------------------------------------------------------------
                                      Citrus County, Florida, Hospital Board Revenue Refunding Bonds (Citrus Memorial
                                      Hospital):
                              990          6.25% due 8/15/2023                                                                 1,057
                            1,500          6.375% due 8/15/2032                                                                1,590
                          ----------------------------------------------------------------------------------------------------------
                               10     Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County), AMT, 6.30%
                                      due 10/01/2020 (d)(f)                                                                       10
                          ----------------------------------------------------------------------------------------------------------
                               65     Clearwater, Florida, Revenue Bonds (Spring Training Facility), 5.375%
                                      due 3/01/2027 (b)                                                                           75
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Cypress Lakes, Florida, Community Development District, Special Assessment Bonds,
                                      Series A, 6% due 5/01/2034                                                               1,009
                          ----------------------------------------------------------------------------------------------------------
                              295     Double Branch Community, Florida, Development District, Special Assessment Bonds,
                                      Series B-1, 5.60% due 5/01/2007                                                            297
                          ----------------------------------------------------------------------------------------------------------
                            3,975     Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, 7%
                                      due 4/01/2028 (d)(f)                                                                     4,064
                          ----------------------------------------------------------------------------------------------------------
                            3,920     Escambia County, Florida, Health Facilities Authority, Health Facility Revenue
                                      Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (a)                       3,979
                          ----------------------------------------------------------------------------------------------------------
                            1,500     Fiddlers Creek, Florida, Community Development District Number 2, Special
                                      Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035                                 1,550
                          ----------------------------------------------------------------------------------------------------------
                            1,735     Florida HFA, Homeowner Mortgage Revenue Bonds, AMT, Series 3, 6.35%
                                      due 7/01/2028 (b)(l)                                                                     1,809
                          ----------------------------------------------------------------------------------------------------------
                              805     Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds,
                                      AMT, Series 4, 6.25% due 7/01/2022 (g)                                                     814
                          ----------------------------------------------------------------------------------------------------------
                            5,000     Florida State Board of Education, Lottery Revenue Bonds, DRIVERS, Series 222,
                                      11.185% due 7/01/2017 (h)(e)                                                             6,630
                          ----------------------------------------------------------------------------------------------------------
                            2,500     Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS, Series 218,
                                      10.934% due 7/01/2029 (h)(e)                                                             3,271
                          ----------------------------------------------------------------------------------------------------------
                              985     Harbor Bay, Florida, Community Development District, Capital Improvement Special
                                      Assessment Revenue Bonds, Series A, 7% due 5/01/2033                                     1,058
                          ----------------------------------------------------------------------------------------------------------
                              390     Heritage Isles Community Development District, Florida, Special Assessment Revenue
                                      Refunding Bonds, 5.90% due 11/01/2006                                                      391
                          ----------------------------------------------------------------------------------------------------------
                              225     Heritage Palms, Florida, Community Development District, Capital Improvement
                                      Revenue Bonds, 6.25% due 11/01/2007                                                        227
                          ----------------------------------------------------------------------------------------------------------
                            3,500     Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                      (Adventist Health System), Series A, 6% due 11/15/2031                                   3,800
                          ----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
M/F        Multi-Family
S/F        Single-Family
VRDN       Variable Rate Demand Notes


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                        Value
====================================================================================================================================
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                      Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National
                                      Gypsum), AMT:
                          $ 1,000          Series A, 7.125% due 4/01/2030                                                   $  1,104
                            1,750          Series B, 7.125% due 4/01/2030                                                      1,932
                          ----------------------------------------------------------------------------------------------------------
                                      Jacksonville, Florida, Economic Development Commission, Health Care Facilities
                                      Revenue Bonds (Mayo Clinic-Jacksonville):
                            1,000          Series A, 5.50% due 11/15/2036                                                      1,066
                            1,000          Series A, 5.50% due 11/15/2036 (b)                                                  1,108
                            2,000          Series B, 5.50% due 11/15/2036                                                      2,135
                              410          Series B, 5.50% due 11/15/2036 (b)                                                    454
                          ----------------------------------------------------------------------------------------------------------
                            2,800     Jacksonville, Florida, Electric Authority, Electric System Revenue Bonds, Series
                                      3-C, 5.50% due 10/01/2005 (i)                                                            2,849
                          ----------------------------------------------------------------------------------------------------------
                            1,200     Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement
                                      Bonds, 5.25% due 10/01/2032 (e)                                                          1,286
                          ----------------------------------------------------------------------------------------------------------
                            2,320     Martin County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                      (Martin Memorial Medical Center), Series A, 5.875% due 11/15/2032                        2,396
                          ----------------------------------------------------------------------------------------------------------
                                      Miami-Dade County, Florida, Aviation Revenue Bonds (Miami International Airport):
                            5,545          AMT, Series A, 5% due 10/01/2033 (g)                                                5,661
                            1,100          AMT, Series A, 5% due 10/01/2030 (e)                                                1,130
                            6,000          Series B, 5% due 10/01/2037 (e)                                                     6,254
                          ----------------------------------------------------------------------------------------------------------
                            2,495     Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                                      Series B, 5.25% due 7/01/2026 (e)                                                        2,729
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Middle Village Community Development District, Florida, Special Assessment Bonds,
                                      Series A, 6% due 5/01/2035                                                               1,022
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Midtown Miami, Florida, Community Development District, Special Assessment Revenue
                                      Bonds, Series A, 6.25% due 5/01/2037                                                     2,077
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Oak Creek, Florida, Community Development District, Special Assessment Bonds,
                                      5.80% due 5/01/2035                                                                        998
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Old Palm Community Development District, Florida, Special Assessment Bonds (Palm
                                      Beach Gardens), Series A, 5.90% due 5/01/2035                                            1,009
                          ----------------------------------------------------------------------------------------------------------
                                      Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
                              500          (Adventist Health System), 6.25% due 11/15/2024                                       555
                            2,705          (Orlando Regional Healthcare), 6% due 12/01/2028                                    2,948
                          ----------------------------------------------------------------------------------------------------------
                            6,500     Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50%
                                      due 10/01/2031 (a)                                                                       7,093
                          ----------------------------------------------------------------------------------------------------------
                                      Orlando, Florida, Urban Community Development District, Capital Improvement
                                      Special Assessment Bonds:
                            1,000          6.25% due 5/01/2034                                                                 1,033
                              990          Series A, 6.95% due 5/01/2033                                                       1,058
                          ----------------------------------------------------------------------------------------------------------
                            1,265     Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue Bonds, 5.25%
                                      due 10/01/2025 (a)                                                                       1,389
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Osceola County, Florida, School Board, COP, Series A, 5.25% due 6/01/2027 (a)            2,160
                          ----------------------------------------------------------------------------------------------------------
                              925     Osceola County, Florida, Tourist Development Tax Revenue Bonds, Series A, 5.50%
                                      due 10/01/2027 (e)                                                                       1,033
                          ----------------------------------------------------------------------------------------------------------
                              175     Panther Trace, Florida, Community Development District, Special Assessment Revenue
                                      Bonds, Series B, 6.50% due 5/01/2009                                                       177
                          ----------------------------------------------------------------------------------------------------------
                                      Park Place Community Development District, Florida, Special Assessment Revenue
                                      Bonds:
                              500          6.75% due 5/01/2032                                                                   528
                            1,000          6.375% due 5/01/2034                                                                1,031
                          ----------------------------------------------------------------------------------------------------------
                            2,080     Pasco County, Florida, Health Facilities Authority, Gross Revenue Bonds (Adventist
                                      Health System--Sunbelt), 7% due 10/01/2014 (c)                                           2,640
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Pinellas County, Florida, Health Facilities Authority Revenue Bonds (BayCare
                                      Health System Inc.), 5.75% due 11/15/2029                                                2,150
                          ----------------------------------------------------------------------------------------------------------
                              490     Reunion East Community Development District, Florida, Special Assessment,
                                      Series B, 5.90% due 11/01/2007                                                             500
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Saint Johns County, Florida, Sales Tax Revenue Bonds, GO, Series A, 5.25%
                                      due 10/01/2028 (a)                                                                       1,087
                          ----------------------------------------------------------------------------------------------------------
                            2,320     South Broward, Florida, Hospital District Revenue Bonds, DRIVERS, Series 337,
                                      9.105% due 5/01/2032 (b)(h)                                                              2,784
                          ----------------------------------------------------------------------------------------------------------
                            1,000     South Kendall, Florida, Community Development District, Special Assessment Bonds,
                                      Series A, 5.90% due 5/01/2035                                                            1,004
                          ----------------------------------------------------------------------------------------------------------


10      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                         Value
====================================================================================================================================
Florida (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                                      South Lake County, Florida, Hospital District Revenue Bonds (South Lake Hospital
                                      Inc.):
                          $ 1,000          5.80% due 10/01/2034                                                             $ 1,040
                              995          6.375% due 10/01/2034                                                               1,036
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Sterling Hill, Florida, Community Development District, Capital Improvement
                                      Revenue Refunding Bonds, Series B, 5.50% due 11/01/2010                                  1,020
                          ----------------------------------------------------------------------------------------------------------
                              255     Stoneybrook West, Florida, Community Development District, Special Assessment
                                      Revenue Bonds, Series B, 6.45% due 5/01/2010                                               260
                          ----------------------------------------------------------------------------------------------------------
                            2,360     University of Central Florida (UCF) Athletics Association Inc., COP, Series A,
                                      5.25% due 10/01/2034 (e)                                                                 2,543
                          ----------------------------------------------------------------------------------------------------------
                              690     Verandah West, Florida, Community Development District, Capital Improvement
                                      Revenue Bonds, Series B, 5.25% due 5/01/2008                                               695
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Village Center Community Development District, Florida, Utility Revenue Bonds,
                                      5.125% due 10/01/2028 (b)                                                                1,065
                          ----------------------------------------------------------------------------------------------------------
                            1,485     Vista Lakes Community Development District, Florida, Capital Improvement Revenue
                                      Bonds, Series A, 6.75% due 5/01/2034                                                     1,563
====================================================================================================================================
Michigan--2.1%
------------------------------------------------------------------------------------------------------------------------------------
                            2,800     Detroit, Michigan, Sewer Disposal Revenue Bonds, Senior Lien, VRDN, Series A,
                                      1.84% due 7/01/2033 (g)(k)                                                               2,800
====================================================================================================================================
New Jersey--5.8%
------------------------------------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Cigarette Tax Revenue Bonds:
                            1,500          5.50% due 6/15/2024                                                                 1,572
                            4,650          5.75% due 6/15/2029 (m)                                                             5,146
                            1,020          5.75% due 6/15/2034                                                                 1,076
====================================================================================================================================
Texas--0.7%
------------------------------------------------------------------------------------------------------------------------------------
                            1,000     Austin, Texas, Water and Wastewater System, Revenue Refunding Bonds, VRDN, 1.83%
                                      due 5/15/2024 (g)(k)                                                                     1,000
====================================================================================================================================
Puerto Rico--4.2%
------------------------------------------------------------------------------------------------------------------------------------
                            1,365     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                      Facilities Revenue Bonds (Cogeneration Facility--AES Puerto Rico Project), AMT,
                                      6.625% due 6/01/2026                                                                     1,480
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding
                                      Bonds, Series I, 5% due 7/01/2036                                                        1,034
                          ----------------------------------------------------------------------------------------------------------
                            3,000     Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                                      Series E, 5.75% due 2/01/2007 (i)                                                        3,193
                          ----------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$123,524)--95.4%                                          129,880
                          ==========================================================================================================


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          Shares
                          Held        Mutual Funds                                                                            Value
                          ==========================================================================================================
                              211     BlackRock Florida Insured Municipal 2008 Term Trust                                   $  3,292
                          ----------------------------------------------------------------------------------------------------------
                                      Total Mutual Funds (Cost--$3,495)--2.4%                                                  3,292
                          ==========================================================================================================

                                      Short-Term Securities
                          ==========================================================================================================
                               13     Merrill Lynch Institutional Tax-Exempt Fund (j)                                             13
                          ----------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$13)--0.0%                                               13
                          ==========================================================================================================
                          Total Investments (Cost--$127,032*)--97.8%                                                         133,185

                          Other Assets Less Liabilities--2.2%                                                                  3,015
                                                                                                                            --------
                          Net Assets--100.0%                                                                                $136,200
                                                                                                                            ========

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost .......................................          $ 127,032
                                                                      =========
      Gross unrealized appreciation ........................          $   6,536
      Gross unrealized depreciation ........................               (383)
                                                                      ---------
      Net unrealized appreciation ..........................          $   6,153
                                                                      =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   Escrowed to maturity.
(d)   FNMA Collateralized.
(e)   FGIC Insured.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(i)   Prerefunded.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
                                                        Net            Dividend
      Affiliate                                      Activity           Income
      -------------------------------------------------------------------------
      Merrill Lynch Institutional
       Tax-Exempt Fund                                  --              $   --+
      -------------------------------------------------------------------------
      +     Amount is less than $1,000.

(k) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(l)   FHA Insured.
(m)   AGC Insured.

      See Notes to Financial Statements.


12      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Statement of Assets and Liabilities

As of January 31, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$127,018,797) ..............................................                      $ 133,172,093
                       Investments in affiliated securities, at value (identified
                        cost--$13,329) ...................................................                             13,329
                       Cash ..............................................................                             26,056
                       Receivables:
                          Interest .......................................................    $   1,829,379
                          Beneficial interest sold .......................................        1,494,407
                          Dividends (including $258 from affiliates) .....................           13,446         3,337,232
                                                                                              -------------
                       Prepaid expenses ..................................................                             12,005
                                                                                                                -------------
                       Total assets ......................................................                        136,560,715
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders ......................................          124,711
                          Beneficial interest redeemed ...................................          112,726
                          Investment adviser .............................................           58,704
                          Distributor ....................................................           26,986
                          Other affiliates ...............................................            9,536           332,663
                                                                                              -------------
                       Accrued expenses ..................................................                             28,081
                                                                                                                -------------
                       Total liabilities .................................................                            360,744
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 136,199,971
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                      $     607,178
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            364,716
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            142,233
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            193,976
                       Paid-in capital in excess of par ..................................                        133,895,959
                       Undistributed investment income--net ..............................    $     123,585
                       Accumulated realized capital losses--net ..........................       (5,280,972)
                       Unrealized appreciation--net ......................................        6,153,296
                                                                                              -------------
                       Total accumulated earnings--net ...................................                            995,909
                                                                                                                -------------
                       Net Assets ........................................................                      $ 136,199,971
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $63,173,061 and 6,071,776 shares
                        of beneficial interest outstanding ...............................                      $       10.40
                                                                                                                =============
                       Class B--Based on net assets of $38,012,254 and 3,647,155 shares
                        of beneficial interest outstanding ...............................                      $       10.42
                                                                                                                =============
                       Class C--Based on net assets of $14,798,404 and 1,422,331 shares
                        of beneficial interest outstanding ...............................                      $       10.40
                                                                                                                =============
                       Class I--Based on net assets of $20,216,252 and 1,939,764 shares
                        of beneficial interest outstanding ...............................                      $       10.42
                                                                                                                =============

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended January 31, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $   3,778,033
                       Dividends (including $414 from affiliates) ........................                             79,539
                                                                                                                -------------
                       Total income ......................................................                          3,857,572
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     365,672
                       Account maintenance and distribution fees--Class B ................           99,947
                       Accounting services ...............................................           47,380
                       Account maintenance and distribution fees--Class C ................           41,851
                       Account maintenance fees--Class A .................................           29,536
                       Professional fees .................................................           27,950
                       Printing and shareholder reports ..................................           21,074
                       Registration fees .................................................           12,698
                       Transfer agent fees--Class A ......................................           11,180
                       Transfer agent fees--Class B ......................................            8,808
                       Trustees' fees and expenses .......................................            7,904
                       Custodian fees ....................................................            5,167
                       Pricing fees ......................................................            4,986
                       Transfer agent fees--Class I ......................................            3,780
                       Transfer agent fees--Class C ......................................            3,044
                       Other .............................................................           10,466
                                                                                              -------------
                       Total expenses before reimbursement ...............................          701,443
                       Reimbursement of expenses .........................................              (52)
                                                                                              -------------
                       Total expenses after reimbursement ................................                            701,391
                                                                                                                -------------
                       Investment income--net ............................................                          3,156,181
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .................................                            776,578
                       Change in unrealized appreciation on investments--net .............                          2,667,017
                                                                                                                -------------
                       Total realized and unrealized gain--net ...........................                          3,443,595
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $   6,599,776
                                                                                                                =============

      See Notes to Financial Statements.


14      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Statements of Changes in Net Assets

                                                                                                For the Six         For the
                                                                                               Months Ended        Year Ended
                                                                                                January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                 2005               2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   3,156,181     $   7,162,085
                       Realized gain--net ................................................          776,578         1,182,484
                       Change in unrealized appreciation--net ............................        2,667,017           405,219
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............        6,599,776         8,749,788
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................       (1,447,883)       (2,995,637)
                          Class B ........................................................         (900,218)       (2,383,130)
                          Class C ........................................................         (306,555)         (675,142)
                          Class I ........................................................         (499,722)       (1,099,859)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (3,154,378)       (7,153,768)
                                                                                              -------------------------------
=============================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from beneficial
                        interest transactions ............................................          467,046       (24,828,973)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...........................        3,912,444       (23,232,953)
                       Beginning of period ...............................................      132,287,527       155,520,480
                                                                                              -------------------------------
                       End of period* ....................................................    $ 136,199,971     $ 132,287,527
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $     123,585     $     121,782
                                                                                              ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                              Class A
                                                                   -------------------------------------------------------------
                                                                  For the Six                         For the
                                                                 Months Ended                  Year Ended July 31,
The following per share data and ratios have been derived         January 31,    -----------------------------------------------
from information provided in the financial statements.               2005          2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  10.14      $  10.04     $  10.19     $  10.13     $   9.71
                                                                   -------------------------------------------------------------
                       Investment income--net .................         .25+          .52+         .52+         .51          .49
                       Realized and unrealized gain (loss)--net         .26           .10         (.15)         .06          .43
                                                                   -------------------------------------------------------------
                       Total from investment operations .......         .51           .62          .37          .57          .92
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.25)         (.52)        (.52)        (.51)        (.49)
                          In excess of realized gain--net .....          --            --           --           --         (.01)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......        (.25)         (.52)        (.52)        (.51)        (.50)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  10.40      $  10.14     $  10.04     $  10.19     $  10.13
                                                                   =============================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....        5.11%@        6.24%        3.66%        5.81%        9.72%
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........         .89%*         .87%         .88%         .89%         .86%
                                                                   =============================================================
                       Expenses ...............................         .89%*         .88%         .88%         .89%         .86%
                                                                   =============================================================
                       Investment income--net .................        4.90%*        5.05%        5.08%        5.07%        4.99%
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 63,173      $ 57,521     $ 57,610     $ 43,909     $ 38,564
                                                                   =============================================================
                       Portfolio turnover .....................       26.53%        31.83%       45.50%       41.29%       81.27%
                                                                   =============================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

                                                                                              Class B
                                                                   -------------------------------------------------------------
                                                                  For the Six                         For the
                                                                 Months Ended                  Year Ended July 31,
The following per share data and ratios have been derived         January 31,    -----------------------------------------------
from information provided in the financial statements.               2005          2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  10.15      $  10.06     $  10.20     $  10.14     $   9.73
                                                                   -------------------------------------------------------------
                       Investment income--net .................         .23+          .48+         .48+         .47          .46
                       Realized and unrealized gain (loss)--net         .27           .09         (.14)         .06          .42
                                                                   -------------------------------------------------------------
                       Total from investment operations .......         .50           .57          .34          .53          .88
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.23)         (.48)        (.48)        (.47)        (.46)
                          In excess of realized gain--net .....          --            --           --           --         (.01)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......        (.23)         (.48)        (.48)        (.47)        (.47)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  10.42      $  10.15     $  10.06     $  10.20     $  10.14
                                                                   =============================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....        4.99%@        5.70%        3.35%        5.38%        9.16%
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........        1.30%*        1.28%        1.28%        1.29%        1.26%
                                                                   =============================================================
                       Expenses ...............................        1.30%*        1.28%        1.28%        1.29%        1.26%
                                                                   =============================================================
                       Investment income--net .................        4.51%*        4.64%        4.67%        4.65%        4.59%
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 38,012      $ 41,705     $ 61,098     $ 73,034     $ 86,433
                                                                   =============================================================
                       Portfolio turnover .....................       26.53%        31.83%       45.50%       41.29%       81.27%
                                                                   =============================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      17

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class C
                                                                   -------------------------------------------------------------
                                                                  For the Six                         For the
                                                                 Months Ended                  Year Ended July 31,
The following per share data and ratios have been derived         January 31,    -----------------------------------------------
from information provided in the financial statements.               2005          2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  10.14      $  10.04     $  10.18     $  10.13     $   9.71
                                                                   -------------------------------------------------------------
                       Investment income--net .................         .23+          .47+         .47+         .46          .44
                       Realized and unrealized gain (loss)--net         .26           .10         (.14)         .05          .43
                                                                   -------------------------------------------------------------
                       Total from investment operations .......         .49           .57          .33          .51          .87
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.23)         (.47)        (.47)        (.46)        (.44)
                          In excess of realized gain--net .....          --            --           --           --         (.01)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......        (.23)         (.47)        (.47)        (.46)        (.45)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  10.40      $  10.14     $  10.04     $  10.18     $  10.13
                                                                   =============================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....        4.84%@        5.70%        3.24%        5.17%        9.17%
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........        1.40%*        1.38%        1.38%        1.39%        1.36%
                                                                   =============================================================
                       Expenses ...............................        1.40%*        1.38%        1.39%        1.39%        1.36%
                                                                   =============================================================
                       Investment income--net .................        4.40%*        4.54%        4.57%        4.56%        4.49%
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 14,798      $ 13,381     $ 14,759     $ 10,489     $  9,110
                                                                   =============================================================
                       Portfolio turnover .....................       26.53%        31.83%       45.50%       41.29%       81.27%
                                                                   =============================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Financial Highlights (concluded)

                                                                                               Class I
                                                                   -------------------------------------------------------------
                                                                  For the Six                         For the
                                                                 Months Ended                  Year Ended July 31,
The following per share data and ratios have been derived         January 31,    -----------------------------------------------
from information provided in the financial statements.               2005          2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  10.15      $  10.06     $  10.20     $  10.14     $   9.73
                                                                   -------------------------------------------------------------
                       Investment income--net .................         .26+          .53+         .53+         .52          .51
                       Realized and unrealized gain (loss)--net         .27           .09         (.14)         .06          .42
                                                                   -------------------------------------------------------------
                       Total from investment operations .......         .53           .62          .39          .58          .93
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.26)         (.53)        (.53)        (.52)        (.51)
                          In excess of realized gain--net .....          --            --           --           --         (.01)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......        (.26)         (.53)        (.53)        (.52)        (.52)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  10.42      $  10.15     $  10.06     $  10.20     $  10.14
                                                                   =============================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....        5.26%@        6.24%        3.87%        5.91%        9.71%
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........         .79%*         .78%         .77%         .79%         .76%
                                                                   =============================================================
                       Expenses ...............................         .79%*         .78%         .78%         .79%         .76%
                                                                   =============================================================
                       Investment income--net .................        5.01%*        5.15%        5.18%        5.16%        5.10%
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 20,216      $ 19,681     $ 22,053     $ 25,886     $ 29,053
                                                                   =============================================================
                       Portfolio turnover .....................       26.53%        31.83%       45.50%       41.29%       81.27%
                                                                   =============================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Fund's performance may have been lower.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.


20      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended January 31, 2005, FAM reimbursed the Fund in the amount of $52.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................             .10%                 --
Class B ................................             .25%                .25%
Class C ................................             .25%                .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,612               $28,160
Class I ............................               $    18               $   198
--------------------------------------------------------------------------------

For the six months ended January 31, 2005, MLPF&S received contingent deferred sales charges of $16,400 and $18,685 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2005, the Fund reimbursed FAM $1,444 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $33,680,170 and $37,488,224, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $467,046 and $(24,828,973) for the six months ended January 31, 2005 and for the year ended July 31, 2004, respectively.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                       Dollar
Ended January 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           617,564       $  6,383,135
Automatic conversion of shares ...........           122,466          1,258,213
Shares issued to shareholders in
   reinvestment of dividends .............            51,173            527,291
                                                -------------------------------
Total issued .............................           791,203          8,168,639
Shares redeemed ..........................          (393,673)        (4,044,609)
                                                -------------------------------
Net increase .............................           397,530       $  4,124,030
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 2004                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           296,843       $  3,037,472
Automatic conversion of shares ...........           897,388          9,133,101
Shares issued to shareholders in
   reinvestment of dividends .............           122,927          1,256,246
                                                -------------------------------
Total issued .............................         1,317,158         13,426,819
Shares redeemed ..........................        (1,379,798)       (14,069,718)
                                                -------------------------------
Net decrease .............................           (62,640)      $   (642,899)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                       Dollar
Ended January 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            55,033       $    566,363
Shares issued to shareholders in
   reinvestment of dividends .............            28,346            292,549
                                                -------------------------------
Total issued .............................            83,379            858,912
                                                -------------------------------
Automatic conversion of shares ...........          (122,274)        (1,258,213)
Shares redeemed ..........................          (420,823)        (4,331,669)
                                                -------------------------------
Total redeemed ...........................          (543,097)        (5,589,882)
                                                -------------------------------
Net decrease .............................          (459,718)      $ (4,730,970)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 2004                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           309,980       $  3,168,039
Shares issued to shareholders in
   reinvestment of dividends .............            77,843            796,616
                                                -------------------------------
Total issued .............................           387,823          3,964,655
                                                -------------------------------
Automatic conversion of shares ...........          (896,109)        (9,133,101)
Shares redeemed ..........................        (1,458,472)       (14,903,551)
                                                -------------------------------
Total redeemed ...........................        (2,354,581)       (24,036,652)
                                                -------------------------------
Net decrease .............................        (1,966,758)      $(20,071,997)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                       Dollar
Ended January 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           191,580       $  1,970,790
Shares issued to shareholders in
   reinvestment of dividends .............            10,725            110,529
                                                -------------------------------
Total issued .............................           202,305          2,081,319
Shares redeemed ..........................           (99,896)        (1,025,201)
                                                -------------------------------
Net increase .............................           102,409       $  1,056,118
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 2004                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           249,163       $  2,566,138
Shares issued to shareholders in
   reinvestment of dividends .............            28,959            295,973
                                                -------------------------------
Total issued .............................           278,122          2,862,111
Shares redeemed ..........................          (427,929)        (4,341,021)
                                                -------------------------------
Net decrease .............................          (149,807)      $ (1,478,910)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                       Dollar
Ended January 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           166,508       $  1,717,408
Shares issued to shareholders in
   reinvestment of dividends .............            20,323            209,798
                                                -------------------------------
Total issued .............................           186,831          1,927,206
Shares redeemed ..........................          (185,169)        (1,909,338)
                                                -------------------------------
Net increase .............................             1,662       $     17,868
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                             Dollar
Ended July 31, 2004                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           324,251       $  3,335,139
Shares issued to shareholders in
   reinvestment of dividends .............            44,636            456,863
                                                -------------------------------
Total issued .............................           368,887          3,792,002
Shares redeemed ..........................          (623,105)        (6,427,169)
                                                -------------------------------
Net decrease .............................          (254,218)      $ (2,635,167)
                                                ===============================

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On July 31, 2004, the Fund had a net capital loss carryforward of $5,250,187, of which $4,131,859 expires in 2008 and $1,118,328 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


22      MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Trustee of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Trustee of the Fund. The Fund's Board of Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.
--------------------------------------------------------------------------------

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JANUARY 31, 2005      23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #16031 -- 1/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: March 21, 2005


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: March 21, 2005